                                PILGRIM AMERICA
                                     FUNDS

                                  ELITE SERIES
                                  ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund


                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1997



                                                                         [LOGO]

                                 PILGRIM AMERICA

                                      FUNDS

                                  ELITE SERIES
                                  ------------

                               Semi-Annual Report

                                December 31, 1997


                                Table of Contents



          Chairman's Message ..............................    4

          Portfolio Managers' Reports:

               Pilgrim America MagnaCap Fund ..............    5

               Pilgrim America High Yield Fund ............    9

               Pilgrim Government Securities Income Fund...   13

          Statements of Assets and Liabilities ............   16

          Statements of Operations ........................   17

          Statements of Changes in Net Assets .............   18

          Financial Highlights ............................   19

          Notes to Financial Statements ...................   22

          Portfolios of Investments:

               Pilgrim America MagnaCap Fund ..............   28

               Pilgrim America High Yield Fund ............   31

               Pilgrim Government Securities Income Fund...   34




                             Pilgrim America Funds

                         Pilgrim America Elite Series

-------------------------------------------------------------------------------
CHAIRMAN'S MESSAGE
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Semi-Annual Report for Pilgrim America Elite Series of Funds ("Elite Series") which consists of Pilgrim America MagnaCap Fund, Pilgrim America High Yield Fund and Pilgrim Government Securities Income Fund. In the following pages, the portfolio manager for each Fund of the Elite Series discusses the results of operations for the six-months and year ended December 31, 1997, as well as the markets and factors which have affected each of the Funds during these periods.

The Elite Series is designed to give investors access to seasoned investment managers who bring a depth of experience and knowledge to their specific investment discipline. Additionally, in order to increase distribution of the Elite Series, we offer additional classes of shares (B and M shares), with different sales charges and distribution fees, allowing you to choose the method of purchasing shares that best suits your investment objectives.

Pilgrim America is dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim America prides itself on providing only high quality core investments to provide the opportunities to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

Thank you for selecting Pilgrim America Elite Series. We appreciate the confidence you have placed with us in serving your investment needs.

Sincerely,


/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim America Group, Inc.
February 20, 1998

                              Pilgrim America Funds

                         Pilgrim America MagnaCap Fund

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
-------------------------------------------------------------------------------

Dear Shareholder,

We are very pleased to report that Pilgrim America MagnaCap Fund (the "Fund") had another good year in 1997. Nineteen years ago the Fund initiated its disciplined investment philosophy and 1997 marked the 18th year in the last 19 that the Fund produced a positive return. For the 12 months ended December 31, 1997, the Fund provided a total return of 27.7%(1) compared to the Standard & Poor's 500 Index ("S&P 500") - a common proxy for the U.S. stock market - which gained 33.4% for the same period. Over the last six months, the Fund was up 9.7%(1) , compared to the S&P 500 which gained 10.6% for the same period. The Fund's average annual total returns for the five and ten year periods ended December 31, 1997 were 18.4% and 15.7%, respectively(1). On December 15, 1997, the Fund declared a dividend of $1.85 per share from capital gains to shareholders of record as of December 15, 1997.

A $10,000 investment in the Fund on January 1, 1979, the year in which the Fund adopted its disciplined investment philosophy, would have grown to $174,450 as of December 31, 1997, after deduction of the maximum Class A 5.75% sales charge, and assuming the reinvestment of all dividends and capital gains distributions.


GENERAL ECONOMIC AND EQUITY MARKET ENVIRONMENTS
1997 was defined by economic chaos in Asia and volatility in U.S. financial markets. The economic environment for equities was defined by low inflation, declining long-term interest rates, sustained economic growth and rising corporate profits. On the inflation front, the Producer Price Index decreased 1.2% during 1997 while the Consumer Price Index increased only 1.7%. The Dow Jones Industrial Average rose 24.9% and the Standard and Poor's 500 stock index rose 33.4%, the first time either index has risen more than 20% for three straight years.

The Federal Reserve raised interest rates in March, and there was a possibility that the vibrant economy would cause an interest-rate induced correction. However, the economic crisis in Asia in the second half of 1997 helped stem inflationary pressure.

In August, some well known companies reported earnings disappointments. At the end of the third quarter of 1997, problems in Asia started to impact many companies. Thai currency unraveled first. Then, Malaysia, Indonesia, the Philippines, South Korea, and finally Japan encountered difficulties. Stock markets in the region, most notably Hong Kong's, tumbled. A correction rolled around the world and into the


                              Pilgrim America Funds

                          Pilgrim America MagnaCap Fund


U.S. On October 27, 1997, the Dow Jones Industrial Average dropped 554 points or 7.2%, its biggest point drop ever, and biggest in percentage terms since Black Monday 1987. The Dow Jones Industrial Average declined 13.3% from its August high, marking the first time since the bull market began in 1990 that the Average was off its closing high by at least 10%, the amount that is considered a correction. Stocks did improve significantly on October 28, increasing 4.7%(2).

By the end of 1997, the Dow Jones Industrial Average had gone five months without a new high, the longest since the 121/2 month time period ended February 1995. Volatility increased. On approximately one third of 1997's trading days, the Dow Jones Industrial Average changed by more than 1%. This was only the fourth time it has been so volatile in the last 20 years.(2) The Dow Jones Industrial Average ended 1997 5.2% below its high.(3)


PILGRIM AMERICA MAGNACAP FUND
As a disciplined investment philosophy fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, generally companies are assessed with reference to the following criteria as ideal:

1. Consistent dividend increases in at least eight of the past 10 years, with no year showing a decrease.

2.   A dividend rate increase of at least 100% over the past ten years.

3.   Dividend payout less than 65% of current earnings.

4.   Long-term debt no more than 25% of total capitalization.

5. The current price of the company's stock should be in lower half of the stock's price/earnings ratio range for the past ten years.(4)

We believe that the Fund's success can be attributed to the very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies and based upon both in-house and external research, we aim to select the 40 to 50 equities which we believe will be most likely to exhibit a high degree of performance.

Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, and circumstances of the company and of the sector within which it falls. We believe the bull market in U.S. stocks is starting its eighth year. It has been firmly based on extraordinary changes in the economy that have given us one of the longest economic expansions in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic
                              Pilgrim America Funds

                          Pilgrim America MagnaCap Fund



expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. These include an increase in the nation's savings rate and a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred wide-spread productivity gains, and this offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull-market will end. We believe stock prices can continue to rise selectively in 1998 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost-effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, MO 64141-6338, or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs. Please do not hesitate to contact us if you have any questions or need additional information.

Sincerely,


/s/ Howard N. Kornblue                                /s/ G. David Underwood

Howard N. Kornblue                                   G. David Underwood
Senior Vice President and Senior Portfolio Manager   Vice President and Director of Research
Pilgrim America Investments, Inc.                    Pilgrim America Investments, Inc.



/s/ Carl Dorf

Carl Dorf, C. F. A.
Senior Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.(5)


See Footnotes on page 8.


                              Pilgrim America Funds

                          Pilgrim America MagnaCap Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Calculated without deducting the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total returns for the one, five, and ten year periods ending December 31, 1997, after the deduction of the maximum sales charge and assuming reinvestment of all dividends and distributions were 20.4%, 17.0%, and 15.1%, respectively. Performance figures shown pertain only to Class A shares of the Fund. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

(2) Source: Wall Street Journal, January 2, 1998.

(3) Source: Investors Business Daily, January 2, 1998.

(4) Effective February 2, 1998, the Board of Directors of Pilgrim America Investment Funds, Inc. approved changes to certain investment policies. The changed policies require at least 65% of the Fund's assets to be invested in companies that meet the following criteria:

     -- A company must have paid or had the financial capability from its operations to pay a dividend in 8 out of the last 10 years.

     -- A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

     --  Dividend payout must be less than 65% of current earnings.

     -- Long-term debt should be no more than 25% of the company's total capitalization or a company's bonds must be rated at least A- or A-3.

     -- A company's current share price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the share price to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the Standard & Poor's 500 Composite Stock Price Index.

(5) Effective February 23, 1998, Carl Dorf resigned as Senior Portfolio Manager of the Fund to focus entirely on managing the Pilgrim America Bank and Thrift Fund ("PABT"). Jeff Cross, who previously served as an equity analyst for PABT will replace Mr. Dorf as Portfolio Manager for the Fund. Mr. Cross has 11 years of investment experience.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

This letter contains "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements."

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.



                             Pilgrim America Funds

                         Pilgrim America High Yield Fund

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
-------------------------------------------------------------------------------

Dear Shareholder,

It is our pleasure to share with you the results of operations for the Pilgrim America High Yield Fund ("the Fund") for the semi-annual period ended December 31, 1997.

As the United States economic juggernaut continues to roll ahead, there has been little for shareholders to worry about as the Fund's domestic focus has insulated results from overseas economic earthquakes. Performance results for the year ending December 31, 1997 were excellent. The Fund had a total return of 14.98%(1) versus the Lipper High Current Yield average of 12.96%. These results ranked the Fund 30 of 181 comparable funds in the high current yield category, placing the Fund in the top quartile for the one year period ended December 31, 1997.(2)(3)


GENERAL ECONOMIC AND MARKET ENVIRONMENT
During the last twelve months ending December 31, 1997, monetary policy in the United States continued to be relatively stable. The Federal Reserve Open Market Committee raised the Federal Funds rate target once, from 5.25% to 5.50%, on March 25, 1997. For the remainder of 1997 the target was unchanged, although the FOMC maintained a bias towards tightening monetary policy. This was mitigated somewhat by the economic problems in Southeast Asia late in 1997. The FOMC became concerned that the economic slowdown would pour over to the United States, slowing our growth. At the end of the year the stance of the committee had become more neutral, lessening the risk that there would be interest rate increases near term.

Although short term interest rates were up slightly for the year, due to the FOMC tightening early in the year, long term interest rates fell. At the beginning of 1997 the 30-year treasury bond yielded 6.64%. After reaching a high of 7.17% on April 14th, treasuries essentially rallied for the remainder of 1997 ending the year 72 basis points lower at 5.92%. As of this writing, interest rates have fallen to as low as 5.69% into 1998, as market participants have remained comfortable with an economic outlook that anticipates continued slow positive economic growth and benign inflationary prospects.


                              Pilgrim America Funds

                         Pilgrim America High Yield Fund

HIGH YIELD MARKET
The high yield market continued the trend of heavy demand and issuance in 1997. New issues helped grow the total market size to $495 billion, a net increase of $108 billion from 1996 year end. New issues set a record as $140 billion priced in 1997. Spreads widened in 1997, according to the CSFB High Yield Index, by 31 basis points, from 355 to 386 basis points over treasuries. On a historical basis, spreads are slightly on the tight side of average, but have room to tighten further in the current positive economic environment.

A further indication of both the healthy economy and high yield market is the low trailing twelve month default rates, as reported by Moody's. As a percentage of issuers, the rate remained remarkably steady throughout 1997. The January rate was 1.80% while, at year end, the rate hardly moved at 1.81% for December. This rate has been falling since early 1996 when the January rate was 3.28%. These favorable rates also reflect the degree to which senior bank lenders have been willing to work with issuers in trouble. With most of their portfolios performing well as of late, commercial bankers have found it in their best interest to keep troubled clients current on their loans by granting them covenant waivers or extending amortization schedules. This type of activity would likely be substantially reduced in a weaker economic environment.


PILGRIM AMERICA HIGH YIELD FUND
The Fund's industry weightings have remained essentially unchanged for the last twelve months. Holdings in Communications, Media and Entertainment, and Gaming industries have been very rewarding for shareholders. Opportunities for new entrants in telecommunications have bolstered our confidence for high yield issuers in this sector. High yield issuance continues to be a strong financing vehicle for these companies. Media and Entertainment companies have continued to be good solid non-cyclical issuers with predictable cash flows. Gaming issues have benefited from both steady cash flow characteristics and the recent trend towards real estate investment trust conversions.

Net assets of the Fund have grown dramatically in the last year. This reflects both the good performance of the Fund within the high yield asset class, and the general popularity of high yield bonds. As assets have grown it has been a priority of the Fund's management to remain fully invested given our positive view of the domestic economy. Cash levels were at 1% at year end 1997. Typically, cash will remain in a 0-3% range, which is what we consider a fully invested position. In keeping with our positive economic scenario, credit quality has been maintained primarily in the Single-B category. Should we change our economic outlook our weighting in Single-B issues would likely fall while the Double-B, or higher quality, rated issues would rise.


                              Pilgrim America Funds

                       Pilgrim America High Yield Fund


We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

Thank you for the opportunity to serve your high yield investment needs. If you have any questions or comments, please do not hesitate to contact us.

Sincerely,



/s/Kevin G. Mathews

Kevin G. Mathews
Vice President and Senior Portfolio Manager
Pilgrim America Group, Inc.

See Footnotes on page 12.


                              Pilgrim America Funds

                        Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

(1) Total return figures reflect a partial waiver of expenses for the period stated. Performance figures shown pertain only to Class A shares of the Fund without deducting the maximum sales charge. The average annual total returns for the one, five and ten year periods ended December 31, 1997 after deduction of the Class A maximum sales charge of 4.75% were 9.55%, 12.82% and 11.03%, respectively.

(2) Lipper Analytical Services, Inc. ranked Class A shares of the Fund for total return, without deducting sales charges and assuming reinvestments of all dividends and distributions, and reflecting a partial waiver of expenses. For the five and ten year periods ended December 31, 1997 the Fund ranked 10 and 20 out of 67 and 50 funds, respectively.

     Performance figures shown pertain only to Class A shares of the Fund. Class B and Class M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

 (3) The Lipper High Current Yield average is an average of one year returns for 181 funds in that Lipper category as of December 31, 1997. For the five and ten year periods ended December 31, 1997, the Lipper High Current Yield Fund average returns were 11.36% and 10.66% for 67 and 50 funds, respectively.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

Principal risk factors: exposure to financial, market and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments.

This letter contains "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements."

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.


                             Pilgrim America Funds

                   Pilgrim Government Securities Income Fund

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
-------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report the results of operations for the Pilgrim Government Securities Income Fund ("the Fund") for the semi-annual period ended December 31, 1997. As of December 31, 1997, the Fund's standardized 30 day SEC yield was 5.32%(1). The average annual total returns for the one, five, and ten year periods ended December 31, 1997 assuming the reinvestment of all dividends and distributions, were 7.85%, 5.04%, and 7.24%, respectively.(1)


GENERAL ECONOMIC AND MARKET ENVIRONMENT
We are closing another year with very positive economic fundamentals. The economy is strong, inflation is subdued, the dollar is robust, interest rates are low and everyone you know is gainfully employed. The only obvious cause for concern is the Asian economic crisis but the impact to the U.S. economy is open for debate. Exports only make up a small portion of the United States' economy of which an insignificant amount of that goes to Asia. On the other hand, Asian companies need dollars badly in order to repay debts; they are therefore inclined to import an increasing number of goods to our shores in order to keep the bankers at a distance. Asia most likely will have a minimal effect on our economy and might even provide a counter balance to the wage inflation, which is starting to become evident.


MORTGAGE SECURITIES MARKET IN PARTICULAR
In the last twelve months, mortgage returns have tracked intermediate treasuries. Prepayments have remained relatively well behaved given the low interest rate environment. Looking forward, the mortgage picture does not look as bright. In the first few weeks of the new year, the mortgage refinance index has soared to record levels. The mortgage refinance index measures the number of mortgage applications and is a good proxy for future mortgage prepayments. Management continues to emphasize seasoned mortgages, most of which have high coupons. The borrowers underlying these mortgages have had several opportunities to refinance; that being said the rise in prepayments on these mortgages should be significantly less than newly originated mortgages.


ANALYSIS OF THE PILGRIM GOVERNMENT SECURITIES INCOME FUND
The effective duration (a measure of price sensitivity) of the portfolio as of December 31, 1997 was approximately 4.1, in-line with the Lehman Government/Mortgage Index. The Fund strives to provide competitive returns while having less volatility and more downside protection than most other government securities funds. That being said, the strong bullish environment that has prevailed over the last twelve months is not


                             Pilgrim America Funds

                   Pilgrim Government Securities Income Fund

one in which this Fund excels. It is our belief that the strategy and philosophy to which we adhere will provide you an attractive long-term risk/reward profile. The Fund continues its ongoing commitment to shareholders of avoiding the risks associated with exotic derivatives, leverage as well as futures and options.

For the first half of 1998, we believe that economic growth will moderate. The economic troubles occurring in Asia could actually be advantageous to the United States' economy. First, the reduction in exports to Asia could moderate economic growth down to the 2.0% to 2.5% range. As stated early, the impact to Asian exports should be minor; therefore, I do not see recessionary conditions at this time. Second, the need for Asia to import goods to the United States should reduce inflationary pressures. Given this scenario, the Federal Reserve should not ease during the first half of the year. As we go to press, the ten-year treasury is trading around the 5.50% federal funds rate while intermediate and short-term rates are below 5.50%. The market, in effect, is pricing in an easing by the Federal Reserve during the first half of the year. That being said, a good case can be made for defensive government securities funds (such as the Pilgrim Government Securities Income Fund) being attractive at current interest rates.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way of acquiring additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

Thank you for your continued support, and do not hesitate to contact us with any comments or questions regarding the Fund.


Sincerely,



/s/Charles Ullerich

Charles Ullerich
Portfolio Manager
Pilgrim America Investments, Inc.



See Footnotes on page 12.


                             Pilgrim America Funds

                  Pilgrim Government Securities Income Fund

-------------------------------------------------------------------------------
FOOTNOTES
-------------------------------------------------------------------------------

 (1) Total return figures reflect a partial waiver of expenses for certain periods stated. Performance figures shown pertain only to Class A shares of the Fund. The average annual total returns for the one, five, and ten year periods ended December 31, 1997 including the Class A maximum sales charge were 2.70%, 4.02% and 6.72%, respectively. The SEC yields for Class B and M as of December 31, 1997 were 4.93% and 5.04%, respectively. Class B and M shares, which are also offered by the Fund, are subject to different fees and expenses which will affect their performance.

     The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six month period from July to December, 1992. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its 10% borrowing investment restriction. Return figures reflect a partial waiver of fees for certain periods stated. Without such a waiver, returns would have been lower.

Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

This letter contains "forward-looking statements." Actual results could differ materially from those results projected in the "forward-looking statements."

The views expressed in this report reflect those of the portfolio manager, only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.


                             Pilgrim America Funds

                         Pilgrim America Elite Series

-------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Government
                                                                          MagnaCap             High Yield          Securities
                                                                            Fund                  Fund             Income Fund
                                                                         -----------          --------------     --------------

ASSETS:
Investments in securities at market value (Cost $263,739,846,
    $139,367,896 and $28,530,840, respectively)                           $   389,030,193     $   142,605,625    $    29,093,241
Cash                                                                               13,652           1,203,433             11,235
Receivables:
    Investment securities sold                                                       --               493,545               --
    Dividends and interest                                                        561,852           3,542,946            335,236
    Fund shares sold                                                              780,539           1,496,760            191,539
    Due from affiliate                                                               --               126,141               --
    Other                                                                            --                  --               39,919
Prepaid expenses                                                                   68,254              38,781             14,792
                                                                          ---------------     ---------------    ---------------
      Total Assets                                                            390,454,490         149,507,231         29,685,962
                                                                          ---------------     ---------------    ---------------
LIABILITIES:
Payable for fund shares redeemed                                                  157,634             236,967             22,251
Payable to affiliate                                                               15,682               4,090              5,867
Investment securities purchased                                                   924,125           2,563,337            651,113
Other accrued expenses and liabilities                                            244,596              80,946             57,386
                                                                          ---------------     ---------------    ---------------
      Total Liabilities                                                         1,342,037           2,885,340            736,617
                                                                          ---------------     ---------------    ---------------
NET ASSETS                                                                $   389,112,453     $   146,621,891    $    28,949,345
                                                                          ===============     ===============    ===============
Net Assets consist of:
    Paid-in capital                                                       $   263,363,107     $   151,988,060    $    36,603,383
    Undistributed (overdistributed) net investment income                         329,867             397,662           (180,538)
    Accumulated net realized gains (losses) on investments                        129,132          (9,001,560)        (8,035,901)
    Net unrealized appreciation of investments                                125,290,347           3,237,729            562,401
                                                                          ===============     ===============    ===============
      Net Assets                                                          $   389,112,453     $   146,621,891    $    28,949,345
                                                                          ===============     ===============    ===============
Class A:
    Net assets                                                            $   320,825,529     $    54,721,707    $    26,234,932
    Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)         80,000,000          80,000,000      1,000,000,000
    Shares outstanding                                                         20,645,145           7,842,201          2,029,139
    Net asset value and redemption price per share                        $         15.54     $          6.98    $         12.93
    Maximum offering price per share(1)                                   $         16.49     $          7.33    $         13.57
Class B:
    Net assets                                                            $    56,979,283     $    78,274,497    $     2,541,996
    Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)         80,000,000          80,000,000      1,000,000,000
    Shares outstanding                                                          3,700,647          11,242,119            197,068
    Net asset value, redemption and offering price per share(2)           $         15.40     $          6.96    $         12.90
Class M:
    Net assets                                                            $    11,307,641     $    13,625,687    $       172,417
    Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)         40,000,000          40,000,000      1,000,000,000
    Shares outstanding                                                            731,361           1,956,084             13,323
    Net asset value and redemption price per share                        $         15.46     $          6.97    $         12.94
    Maximum offering price per share(3)                                   $         16.02     $          7.20    $         13.37

---------------

(1) Maximum offering price is computed at 100/94.25 of net asset value for MagnaCap Fund and 100/95.25 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value for MagnaCap Fund and 100/96.75 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more the offering price is reduced.

                See Accompanying Notes to Financial Statements

                         Pilgrim America Elite Series

-------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------

                                                                                            Government
                                                        MagnaCap         High Yield         Securities
                                                          Fund              Fund            Income Fund
                                                      -----------        -----------        -----------
Investment Income:
    Interest                                          $   547,020        $ 5,741,676        $ 1,062,175
    Dividends (net of foreign withholding taxes
      of $42,060, $0 and $0, respectively)              2,556,617                 --                 --
                                                      -----------        -----------        -----------
        Total investment income                         3,103,637          5,741,676          1,062,175
                                                      -----------        -----------        -----------
Expenses:
    Investment management fees                          1,360,899            366,368             75,668
    Distribution expenses
      Class A Shares                                      469,637             57,227             37,837
      Class B Shares                                      251,477            287,831              6,483
      Class M Shares                                       35,967             43,847                295
    Transfer agent and registrar fees                     297,046             88,052             61,374
    Reports to shareholders                                75,261             14,673              5,849
    Professional fees                                      50,343             16,907              7,283
    Recordkeeping and pricing fees                         45,445             17,662              3,974
    Shareholder servicing fees                             45,015             13,112              4,586
    Custodian fees                                         43,963             23,059             19,597
    Registration and filing fees                           41,364             24,490             11,505
    Directors' fees                                        25,000              3,277              2,500
    Insurance expense                                      13,921              3,228              1,412
    Miscellaneous expenses                                 11,688             26,457             20,440
                                                      -----------        -----------        -----------
      Total expenses                                    2,767,026            986,190            258,803
                                                      -----------        -----------        -----------
    Less:
      Waived and reimbursed fees                             --             (157,652)                --
      Earnings credits                                       (439)            (9,164)                --
                                                      -----------        -----------        -----------
      Net expenses                                      2,766,587            819,374            258,803
                                                      -----------        -----------        -----------
      Net investment income                               337,050          4,922,302            803,372
                                                      -----------        -----------        -----------
REALIZED AND UNREALIZED GAINS
    FROM INVESTMENTS:
    Net realized gains from investments                18,558,071          1,326,138            236,762
    Net change in unrealized appreciation
      of investments                                   14,629,018          1,445,940            378,571
                                                      -----------        -----------        -----------
    Net gain from investments                          33,187,089          2,772,078            615,333
                                                      -----------        -----------        -----------
    Net increase in net assets
        resulting from operations                     $33,524,139       $  7,694,380        $ 1,418,705
                                                      ===========        ===========        ===========


                See Accompanying Notes to Financial Statements

                         Pilgrim America Elite Series

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                        Government Securities
                                           MagnaCap Fund                  High Yield Fund                    Income Fund
                                 --------------------------------  ------------------------------  -------------------------------

                                     Six Months                     Six Months                        Six Months
                                       Ended                           Ended                             Ended
                                   December 31,    Year Ended       December 31,     Year Ended       December 31,     Year Ended
                                 1997 (Unaudited)  June 30, 1997   1997(Unaudited)  June 30, 1997  1997 (Unaudited)   June 30,1997
                                 ----------------  --------------  ---------------  -------------  -----------------  ------------
Increase in net assets
 from operations:
Net investment income             $     337,050     $ 1,667,703    $  4,922,302     $ 4,415,066     $    803,372      $ 1,965,969
Net realized gain (loss)
   from investments                  18,558,071      74,330,966       1,326,138       1,037,959          236,762          (65,952)
Net change in unrealized
   appreciation of
   investments                       14,629,018       1,078,094       1,445,940       1,455,802          378,571          510,175
                                  -------------   -------------    ------------     -----------    -------------      -----------
Net increase in net assets
   resulting from operations         33,524,139      77,076,763       7,694,380       6,908,827        1,418,705        2,410,192
                                  -------------   -------------    ------------     -----------    -------------      -----------
Distributions
   to shareholders:
Net investment income:
   Class A shares                      (445,476)     (1,648,742)     (2,058,741)     (2,371,451)        (760,771)      (1,929,871)
   Class B shares                            --              --      (2,367,048)     (1,291,124)         (39,736)         (34,226)
   Class M shares                            --          (3,788)       (496,513)       (353,811)          (2,865)          (1,872)
Distributions in excess
   of net investment income
   Class A shares                      (744,104)             --         (60,997)             --          (98,535)         (74,945)
   Class B shares                       (85,805)             --         (78,316)             --           (5,472)            (632)
   Class M shares                       (22,509)             --         (16,585)             --             (157)              --
Net realized gains:
   Class A shares                   (15,609,482)    (67,754,162)             --              --               --               --
   Class B shares                    (2,476,846)     (4,722,175)             --              --               --               --
   Class M shares                      (471,643)       (802,030)             --              --               --               --
Distributions in excess
   of net realized gains
   Class A shares                   (18,081,348)             --              --              --               --               --
   Class B shares                    (3,536,036)             --              --              --               --               --
   Class M shares                      (684,283)             --              --              --               --               --
Tax return of capital:
   Class A shares                            --              --              --              --               --          (63,350)
   Class B shares                            --              --              --              --               --               --
   Class M shares                            --              --              --              --               --               (5)
                                  -------------   -------------    ------------   -------------    -------------      -----------
Total distributions                 (42,157,532)    (74,930,897)     (5,078,200)     (4,016,386)        (907,536)      (2,104,901)
                                  -------------   -------------    ------------   -------------    -------------      -----------
Capital share transactions:
Net proceeds from sale of
  shares                             98,607,862     140,156,531      78,560,055      78,745,209        2,369,283        3,683,618
Shares resulting from
   dividend reinvestment             34,231,037      59,470,837       2,395,264       1,870,419          384,804          898,604
Cost of shares redeemed             (69,622,925)   (115,106,546)    (21,963,408)    (20,802,137)      (5,810,580)     (12,242,953)
                                  -------------   -------------    ------------   -------------    -------------      -----------
Net increase (decrease) in net
   assets resulting from
   capital share transactions        63,215,974      84,520,822      58,991,911      59,813,491       (3,056,493)      (7,660,731)
                                  -------------   -------------    ------------   -------------    -------------      -----------
Net increase (decrease) in
   net assets                        54,582,581      86,666,688      61,608,091      62,705,932       (2,545,324)      (7,355,440)
                                  -------------   -------------    ------------   -------------    -------------      -----------
Net assets, beginning of period     334,529,872     247,863,184      85,013,800      22,307,868       31,494,669       38,850,109
                                  -------------   -------------    ------------   -------------    -------------      -----------
Net assets, end of period *       $ 389,112,453   $ 334,529,872    $146,621,891    $ 85,013,800    $  28,949,345      $31,494,669
                                  =============   =============    ============   =============    =============      ===========
*  Including undistributed
   (overdistributed) net
   investment income of:          $     329,867   $   1,290,711    $    397,662    $    553,560    $    (180,538)     $   (76,374)
                                  =============   =============    ============   =============    =============      ===========


                 See Accompanying Notes to Financial Statements

                         Pilgrim America MagnaCap Fund

----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
----------------------------------------------------------------------------------------------------------------------

                                                                          CLASS A
                                        ------------------------------------------------------------------------------
                                        Six Months
                                          Ended
                                       December 31,                          Year Ended June 30,
                                           1997        ---------------------------------------------------------------
                                        (Unaudited)      1997       1996      1995(a)     1994       1993       1992
                                         ---------     ---------  ---------  ---------  --------- ---------  ---------
Per Share Operating Performance
Net asset value, beginning of period     $   15.92     $   16.69  $   14.03  $   12.36 $   12.05  $   11.98  $   10.93
Income from investment operations:
   Net investment income (loss)               0.02          0.10       0.09       0.12       0.15      0.14       0.13
   Net realized and unrealized
    gain on investments                       1.51          4.16       2.87       2.29       0.89      0.82       1.16
                                         ---------     ---------  ---------  ---------  --------- ---------  ---------
   Total from investment operations           1.53          4.26       2.96       2.41       1.04      0.96       1.29
                                         ---------     ---------  ---------  ---------  --------- ---------  ---------
Less distributions from:
   Net investment income                      0.02          0.10       0.06       0.14       0.14      0.12       0.24
   Distributions in excess of net
    investment income                         0.04          0.02      --         --         --        --         --
   Realized gains on investment               1.51          4.16       0.24       0.60       0.59      0.77      --
   Distributions in excess of net
    realized gains                            0.34          0.75      --         --         --        --         --
                                         ---------     ---------  ---------  ---------  --------- ---------  ---------
   Total distributions                        1.91          5.03       0.30       0.74       0.73      0.89       0.24
                                         ---------     ---------  ---------  ---------  --------- ---------  ---------
Net asset value, end of period           $   15.54     $   15.92  $   16.69  $   14.03  $   12.36 $   12.05  $   11.98
                                         =========     =========  =========  =========  ========= =========  =========
Total Return (c)                              9.73%        30.82%     21.31%     20.61%      9.13%     8.21%     11.93%

Ratios/Supplemental Data
Net assets, end of period (000's)        $ 320,826     $ 290,355  $ 235,393  $ 211,330  $ 190,435 $ 197,250  $ 196,861
Ratios to average net assets:
   Expenses                                   1.38%(d)      1.46%      1.68%      1.59%      1.53%     1.53%      1.60%
   Net investment income                      0.28%(d)      0.64%      0.54%      0.98%      1.16%     1.09%      1.20%
Portfolio turnover rate                         17%           77%        15%         6%         7%       36%        49%
Average commission rate paid            $   0.0435     $  0.0686         --         --         --        --         --


                                                    CLASS B                                   CLASS M
                                       -----------------------------------     --------------------------------------
                                       Six Months                               Six Months
                                          Ended         Year      July 17,        Ended          Year        July 17,
                                       December 31,     Ended    1995(b) to    December 31,      Ended      1995(b)to
                                           1997        June 30,   June 30,         1997         June 30,     June 30,
                                       (Unaudited)       1997       1996       (Unaudited)        1997         1996
                                        ---------     ---------  ---------     -----------     ---------   ----------
Per Share Operating Performance
Net asset value, beginning of period    $   15.81     $   16.59  $   14.22      $   15.87      $   16.63    $   14.22
Income from investment operations:
   Net investment income (loss)             (0.02)           --       0.06             --           0.02         0.08
   Net realized and unrealized
    gain on investments                      1.48          4.13       2.61           1.49           4.16         2.63
                                        ---------     ---------  ---------      ---------      ---------    ---------
   Total from investment operations          1.46          4.13       2.67           1.49           4.18         2.71
                                        ---------     ---------  ---------      ---------      ---------    ---------
Less distributions from:
   Net investment income                       --            --       0.06             --           0.02         0.06
   Distributions in excess of net
    investment income                        0.03            --         --           0.05           0.01           --
   Realized gains on investment              1.48          4.13       0.24           1.49           4.16         0.24
   Distributions in excess of net
    realized gains                           0.36          0.78         --           0.36           0.75           --
                                        ---------     ---------  ---------      ---------      ---------    ---------
   Total distributions                       1.87          4.91       0.30           1.90           4.94         0.30
                                        ---------     ---------  ---------      ---------      ---------    ---------
Net asset value, end of period          $   15.40     $   15.81  $   16.59      $   15.46      $   15.87    $   16.63
                                        =========     =========  =========      =========      =========    =========
Total Return (c)                             9.39%        29.92%     18.98%          9.45%         30.26%       19.26%

Ratios/Supplemental Data
Net assets, end of period (000's)       $  56,979     $  37,427  $  10,509      $  11,308      $   6,748    $   1,961
Ratios to average net assets:
   Expenses                                  2.08%(d)      2.16%      2.38%(d)       1.83%(d)       1.91%        2.13%(d)
   Net investment income                    (0.40)%(d)    (0.04)%     0.07%(d)      (0.15)%(d)      0.22%        0.32%(d)
Portfolio turnover rate                        17%          77%        15%            17%            77%          15%
Average commission rate paid            $  0.0435     $  0.0686         --      $  0.0435      $  0.0686           --

-----------------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b) Commencement of offering of shares.

(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(d) Annualized.

                 See Accompanying Notes to Financial Statements

                        Pilgrim America High Yield Fund

------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------
                                                                             CLASS A
                                        --------------------------------------------------------------------------------
                                         Six Months                          Eight
                                           Ended                             Months
                                        December 31,  Year Ended June 30,    Ended           Year Ended October 31,
                                           1997       -------------------   June 30,     -------------------------------
                                        (Unaudited)      1997       1996    1995(a)(b)      1994       1993       1992
                                         ---------    ---------  ---------  ---------    ---------  ---------  ---------
Per Share Operating Performance
Net asset value, beginning of period     $    6.80    $    6.36  $    6.15  $    5.95    $    6.47  $   5.77    $  5.70
Income (loss) from investment
   operations:
   Net investment income                      0.31         0.61       0.59       0.35         0.54      0.53       0.63
   Net realized and unrealized
   gain (loss) on investments                 0.20         0.43       0.16       0.21        (0.51)     0.70       0.07
                                         ---------    ---------  ---------  ---------    --------- ---------  ---------
   Total from investment operations           0.51         1.04       0.75       0.56         0.03      1.23       0.70
                                         ---------    ---------  ---------  ---------    --------- ---------  ---------
Less distributions from:
   Net investment income                      0.31         0.60       0.54       0.36         0.55      0.53       0.63
   Distributions in excess of net
   investment income                          0.02        --         --         --           --        --         --
                                         ---------    ---------  ---------  ---------    --------- ---------  ---------
   Total distributions                        0.33         0.60       0.54       0.36         0.55      0.53       0.63
                                         ---------    ---------  ---------  ---------    --------- ---------  ---------
Net asset value, end of period           $    6.98    $    6.80  $    6.36  $    6.15    $    5.95 $    6.47  $    5.77
                                         =========    =========  =========  =========    ========= =========  =========
Total Return (d)                              7.66%       17.14%     12.72%      9.77%        0.47%    22.12%     12.65%

Ratios/Supplemental Data
Net assets, end of period (000's)        $  54,722    $  35,940  $  18,691  $  15,950    $  16,046 $  18,797  $  17,034
Ratios to average net assets:
   Expenses (e)(f)(g)(h)                      1.00%(i)     1.00%      1.00%      2.25%(i)     2.00%     2.02%      2.03%
   Net investment income (e)(f)(g)(h)         8.99%(i)     9.54%      9.46%      8.84%(i)     8.73%     8.36%     10.93%
Portfolio turnover rate                        118%         394%       399%       166%         192%      116%       193%


                                                        CLASS B                                CLASS M
                                        -------------------------------------    --------------------------------------
                                        Six Months                               Six Months
                                          Ended          Year        July 17,       Ended          Year       July 17,
                                       December 31,     Ended       1995(c) to   December 31,     Ended      1995(c) to
                                           1997        June 30,      June 30,        1997        June 30,     June 30,
                                       (Unaudited)       1997          1996      (Unaudited)       1997         1996
                                        ---------     ---------     ---------     ---------     ---------     ---------
Per Share Operating Performance
Net asset value, beginning of period    $    6.78     $    6.36     $    6.20     $    6.78     $    6.36     $    6.20
Income (loss) from investment
   operations:
   Net investment income                     0.28          0.57          0.48          0.29          0.58          0.50
   Net realized and unrealized
   gain (loss) on investments                0.20          0.41          0.14          0.21          0.41          0.14
                                        ---------     ---------     ---------     ---------     ---------     ---------
   Total from investment operations          0.48          0.98          0.62          0.50          0.99          0.64
                                        ---------     ---------     ---------     ---------     ---------     ---------
Less distributions from:
   Net investment income                     0.28          0.56          0.46          0.29          0.57          0.48
   Distributions in excess of net
   investment income                         0.02         --            --             0.02         --            --
                                        ---------     ---------     ---------     ---------     ---------     ---------
   Total distributions                       0.30          0.56          0.46          0.31          0.57          0.48
                                        ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period          $    6.96     $    6.78     $    6.36     $    6.97     $    6.78     $    6.36
                                        =========     =========     =========     =========     =========     =========
Total Return (d)                             7.26%        16.04%        10.37%         7.55%        16.29%        10.69%

Ratios/Supplemental Data
Net assets, end of period (000's)       $  78,274     $  40,225     $   2,374     $  13,626     $   8,848     $   1,243
Ratios to average net assets:
   Expenses (e)(f)(g)(h)                     1.75%(i)      1.75%         1.75%(i)      1.50%(i)      1.50%         1.50%(i)
   Net investment income (e)(f)(g)(h)        8.22%(i)      8.64%         9.02%(i)      8.49%(i)      8.93%         9.41%(i)
Portfolio turnover rate                       118%          394%          339%          118%          394%          339%

-----------------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b) Effective November 1, 1994, High Yield Fund changed its year end to June 30.
(c) Commencement of offering of shares.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e) Prior to the waiver and reimbursement of expenses for the six months ended December 31, 1997, the annualized ratios of expenses to average net assets were 1.27%, 2.02% and 1.77% and the ratios of net investment income to average net assets were 8.72%, 7.95% and 8.22% for Class A, B and M shares, respectively.
f) Prior to the waiver and reimbursement of expenses for the year ended June 30, 1997, the ratios of expenses to average net assets were 1.42%, 2.17% and 1.92% and the ratios of net investment income to average net assets were 9.09%, 8.18% and 8.47% for Class A, B and M shares, respectively.
(g) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94%(i) and 2.69%(i), and the ratios of net investment income to average net assets were 8.27%, 8.05%(i) and 8.51%(i), for Class A, B and M shares, respectively.
(h) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.35%(i) in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 8.74%(i) in 1995 and 8.66% in 1994 for Class A shares.
(i) Annualized.

                 See Accompanying Notes to Financial Statements

                   Pilgrim Government Securities Income Fund

---------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
---------------------------------------------------------------------------------------------------------------------

                                                                           CLASS A
                                         ----------------------------------------------------------------------------
                                         Six Months
                                           Ended
                                        December 31,                       Year Ended June 30,
                                            1997      ---------------------------------------------------------------
                                        (Unaudited)     1997       1996      1995(a)     1994      1993(c)     1992
                                         ---------    ---------  ---------  ---------  --------- ---------  ---------
Per Share Operating Performance
Net asset value, beginning of period     $   12.71    $   12.59  $   12.97  $   12.73  $   13.96  $   13.76 $   13.76
Income (loss) from investment
   operations:
   Net investment income                      0.32         0.69       0.75       0.84       0.84      1.13       1.19
   Net realized and unrealized
    gain (loss) on investments                0.29         0.20      (0.32)      0.24      (1.17)     0.18         --
                                         ---------    ---------  ---------  ---------  --------- ---------  ---------
   Total from investment operations           0.61         0.89       0.43       1.08      (0.33)     1.31       1.19
                                         ---------    ---------  ---------  ---------  --------- ---------  ---------
Less distributions from:
   Net investment income                      0.32         0.69       0.75       0.84       0.90      1.11       1.19
   Distributions in excess of net
    investment income                         0.07         0.04        --          --         --        --         --
   Tax return of capital                     --            0.04       0.06         --         --        --         --
                                         ---------    ---------  ---------  ---------  --------- ---------  ---------
   Total distributions                        0.39         0.77       0.81       0.84       0.90      1.11       1.19
                                         ---------    ---------  ---------  ---------  --------- ---------  ---------
Net asset value, end of period           $   12.93    $   12.71  $   12.59  $   12.97  $   12.73  $   13.96 $   13.76
                                         =========    =========  =========  =========  ========= =========  =========
Total Return (d)                              4.85%        7.33%      3.34%      8.96%     (2.50)%    9.82%      8.98%

Ratios/Supplemental Data
Net assets, end of period (000's)        $  26,235    $  29,900  $  38,753  $  43,631  $  61,100 $  87,301  $  96,390
Ratios to average net assets:
   Expenses (e)(f)                            1.41%(g)   1.42%      1.51%      1.40%      1.21%     1.12%      1.10%
   Net investment income (e)(f)               5.35%(g)   5.78%      5.64%      6.37%      6.44%     8.06%      8.59%
Portfolio turnover rate                         87%       172%       170%       299%       402%      466%       823%


                                                     CLASS B                               CLASS M
                                       -----------------------------------   ------------------------------------
                                         Six Months                          Six Months
                                          Ended        Year       July 17,      Ended         Year       July 17,
                                       December 31,   Ended     1995(b) to   December 31,    Ended     1995(b) to
                                           1997      June 30,     June 30,       1997       June 30,     June 30,
                                       (Unaudited)     1997         1996      (Unaudited)     1997         1996
                                       ---------    ---------    ---------    ---------    ---------    ---------
Per Share Operating Performance
Net asset value, beginning of period   $   12.68    $   12.59    $   12.95    $   12.72    $   12.59     $  12.95
Income (loss) from investment
   operations:
   Net investment income                    0.31         0.67         0.66         0.34         0.70         0.68
   Net realized and unrealized
    gain (loss) on investments              0.25         0.11        (0.37)        0.24         0.14        (0.36)
                                       ---------    ---------    ---------    ---------    ---------    ---------
   Total from investment operations         0.56         0.78         0.29         0.58         0.84         0.32
                                       ---------    ---------    ---------    ---------    ---------    ---------
Less distributions from:
   Net investment income                    0.31         0.67         0.65         0.34         0.70         0.68
   Distributions in excess of net
    investment income                       0.03         0.02          --          0.02           --           --
   Tax return of capital                   --             --           --            --         0.01           --
                                       ---------    ---------    ---------    ---------    ---------    ---------
   Total distributions                      0.34         0.69         0.65         0.36         0.71         0.68
                                       ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period         $   12.90      $ 12.68    $   12.59     $  12.94     $  12.72    $   12.59
                                       =========    =========    =========    =========    =========    =========
Total Return (d)                            4.48%        6.38%        2.25%        4.61%        6.88%        2.52%

Ratios/Supplemental Data
Net assets, end of period (000's)      $   2,542      $ 1,534    $      73     $    172     $     61    $      24
Ratios to average net assets:
   Expenses (e)(f)                          2.16%(g)     2.17%        2.26%(g)     1.91%(g)     1.92%        2.01%(g)
   Net investment income (e)(f)             4.59%(g)     4.92%        4.98%(g)     4.85%(g)     5.25%        5.73%(g)
Portfolio turnover rate                       87%         172%         170%          87%         172%         170%

-----------------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b) Commencement of offering of shares.
(c) During this period, average daily borrowing were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions and, as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992, until April 4, 1995, when shareholders approved a change in the Fund's investment policies.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e) Prior to the waiver and reimbursement of expenses for the period ended June 30, 1996, the ratios of expenses to average net assets were 1.57%, 2.41%(g) and 2.16%(g), and the ratios of net investment income to average net assets were 5.74%, 4.83%(g) and 5.58%(g) for Class A, B and M shares, respectively.
(f) Prior to the waiver of expenses for the period ended June 30, 1995, the ratio of expenses to average net assets was 1.54%, and the ratio of net investment income to average net assets was 6.23% for Class A shares.
(g) Annualized. See Accompanying Notes to Financial Statements

                 See Accompanying Notes to Financial Statements

                         Pilgrim America Elite Series


-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------


(1) Significant Accounting Policies

Organization. Pilgrim America Elite Series ("Elite Series" or the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Elite Series consists of three separate diversified open-end investment company funds. The Pilgrim America MagnaCap Fund ("MagnaCap Fund"), Pilgrim America High Yield Fund ("High Yield Fund") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund"), are collectively referred to as the "Funds", each with its own investment objective and policies. MagnaCap Fund and High Yield Fund are series of Pilgrim America Investment Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in July 1969. Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984.

Prior to July 17, 1995, each Fund issued only Class A shares. Subsequently, each Fund offers three classes of shares, Class A, Class B and Class M. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their prorata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors. Short-term investments are valued at amortized cost which when combined with accrued interest, approximates market value.

B. Security Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gain or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.


                              Pilgrim America Funds

                         Pilgrim America Elite Series


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-date. Distributions from income are declared by MagnaCap Fund on a semi-annual basis and on a monthly basis for High Yield Fund and Government Securities Income Fund. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, the treatment of wash sales and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

D. Federal Income Taxes. The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investments companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net capital gains, each Fund intends not to be subject to any federal excise tax.

    Capital loss carryforwards were as follows at June 30, 1997:

                                                                    Amount                Expiration Date
                                                                    ------                ---------------
    MagnaCap Fund                                               $     --                        N/A
    High Yield Fund                                               10,317,698                 1998-2003
    Government Securities Income Fund                              8,247,038                 1998-2004

    The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

E. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principals. Actual results could differ from these estimates.

F. Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities

                              Pilgrim America Funds

                         Pilgrim America Elite Series


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.


(2) Investment Management Fee and Other Transactions with Affiliates

As of April 7, 1995, Pilgrim America Capital Corporation ("PACC") (formerly Express America Holdings Corporation) acquired the rights to manage and distribute the Funds, and the rights to manage two closed-end funds (collectively the "Acquired Funds"). In connection with the acquisition, Pilgrim America Group, Inc. ("PAG") was formed as a wholly owned subsidiary of PACC.

Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. ("the Manager"), a wholly owned subsidiary of PAG. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates:
MagnaCap Fund pays the Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million. High Yield Fund pays the Manager a fee at an annual rate of 0.75% of the Fund's average daily net assets on the first $25 million of net assets; 0.625% of the average daily net assets over $25 million to $100 million; 0.50% of the average daily net assets over $100 million to $500 million; and 0.40% of the average daily net assets in excess of $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and reimburse operating expenses of the High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M. This expense limitation will apply until December 31, 1997. At December 31, 1997, High Yield Fund accrued $126,141 as a reimbursement due from the Manager for such excess expenses. Government Securities Income Fund pays the Manager a fee at an annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess $1 billion. The Manager has agreed to reimburse the Government Securities Income Fund for all gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees which exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. At December 31, 1997 there was no reimbursement due from the Manager for such excess expenses.

                             Pilgrim America Funds

                         Pilgrim America Elite Series


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' share. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor at the annual rate of 0.30% of the average daily net assets of Class A for MagnaCap Fund and 0.25% of the average daily net assets of Class A for High Yield Fund and Government Securities Income Fund. MagnaCap Fund, High Yield Fund and Government Securities Income Fund pay an annual rate of 1.00% and 0.75% of the average daily net assets of Class B and Class M shares, respectively.

Each of the Funds has entered into a Service Agreement with PAG whereby PAG will act as the Shareholder Service Agent for each Fund. The agreement provides that PAG will be compensated for incoming and outgoing shareholder telephone calls and letters and letter, and all reasonable out-of-pocket expenses incurred in connection with the performance of such services. At December 31, 1997, MagnaCap Fund, High Yield Fund and Government Securities Income Fund owed PAG $15,682, $4,090 and $5,867, respectively in service fees.

                              Pilgrim America Funds

                          Pilgrim America Elite Series

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------

(3) Investment Transactions

For the six months ended December 31, 1997, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                                              Government
                                                              Securities
                              MagnaCap Fund  High Yield Fund  Income Fund
                              -------------  ---------------  ------------
U.S. Government Obligations:
   Purchases                    $   --        $    --          $25,615,365
   Sales                            --             --           25,964,796
Other Securities:
   Purchases                     87,427,508    186,794,957          --
   Sales                         60,909,511    125,394,954          --


(4) Capital Shares

Transactions in capital shares and dollars were as follows:

                                    Class A Shares               Class B Shares               Class M Shares
                             --------------------------    -------------------------    -------------------------
                              Six Months                    Six Months                   Six Months
                                 Ended       Year Ended        Ended      Year Ended        Ended      Year Ended
                             December 31,     June 30,     December 31,    June 30,     December 31,    June 30,
                                 1997           1997           1997          1997           1997          1997
                             ------------    ----------    ------------   -----------   -------------  -----------

MagnaCap Fund
   (Number of Shares)
Shares sold                     4,513,813      7,162,084      1,216,818     1,625,552      272,433        308,520
Shares issued as
   reinvestments
   of dividends                 1,809,273      3,978,472        336,704       332,790       74,569         58,378
Shares redeemed                (3,916,807)    (7,008,858)      (220,045)     (224,729)     (40,923)       (59,549)
                             ------------  -------------   ------------   -----------   ----------     ----------
Net increase in
   shares outstanding           2,406,279      4,131,698      1,333,477     1,733,613      306,079        307,349
                             ============  =============   ============   ===========   ==========     ==========

MagnaCap Fund ($)
Shares sold                  $ 74,165,985  $ 110,144,369   $ 19,976,171   $25,252,042   $4,465,706     $4,760,120
Shares issued as
   reinvestments
   of dividends                27,942,140     54,179,774      5,144,613     4,499,323    1,144,284        791,740
Shares redeemed               (65,429,325)  (110,376,550)    (3,566,631)   (3,781,590)    (626,969)      (948,406)
                             ------------  -------------   ------------   -----------   ----------     ----------
Net increase in
   shares outstanding        $ 36,678,800  $  53,947,593   $ 21,554,153   $25,969,775   $4,983,021     $4,603,454
                             ============  =============   ============   ===========   ==========     ==========

High Yield Fund
   (Number of Shares)
Shares sold                     4,414,675      4,403,729      6,111,213     6,227,264      897,733      1,214,198
Shares issued as
   reinvestments
   of dividends                   167,594        178,853        136,376        76,353       43,670         29,000
Shares redeemed                (2,027,654)    (2,232,708)      (936,759)     (745,853)    (289,442)      (134,582)
                             ------------  -------------   ------------   -----------   ----------     ----------
Net increase in
   shares outstanding           2,554,615      2,349,874      5,310,830     5,557,764      651,961      1,108,616
                             ============  =============   ============   ===========   ==========     ==========

                          Pilgrim America Elite Series

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------

                                    Class A Shares               Class B Shares               Class M Shares
                             --------------------------    -------------------------    -------------------------
                              Six Months                    Six Months                   Six Months
                                 Ended       Year Ended        Ended      Year Ended        Ended      Year Ended
                             December 31,     June 30,     December 31,    June 30,     December 31,    June 30,
                                 1997           1997           1997          1997           1997          1997
                             ------------    ----------    ------------   -----------   -------------  -----------

High Yield Fund ($)
Shares sold                  $ 30,598,174  $  29,353,593   $ 41,762,536   $41,339,576   $ 6,199,345     $8,052,040
Shares issued as
reinvestments
   of dividends                 1,155,529      1,175,204        939,096       503,880       300,639        191,335
Shares redeemed               (14,058,200)   (14,956,120)    (5,899,739)   (4,952,839)   (2,005,469)      (893,178)
                             ------------  -------------   ------------   -----------   -----------     ----------
Net increase in shares
   outstanding               $ 17,695,503  $  15,572,677   $ 36,801,893   $36,890,617   $ 4,494,515     $7,350,197
                             ============  =============   ============   ===========   ===========     ==========
Government Securities
   Income Fund
   (Number of Shares)
Shares sold                        49,668         87,019        126,643       200,561         8,685          4,833
Shares issued as
reinvestments
   of dividends                    29,222         70,258          1,494           890           236            146
Shares redeemed                  (402,392)      (882,634)       (52,068)      (86,251)         (338)        (2,111)
                             ------------  -------------   ------------   -----------   -----------     ----------
Net increase (decrease)
   in shares outstanding         (323,502)      (725,357)        76,069       115,200         8,583          2,868
                             ============  =============   ============   ===========   ===========     ==========

Government Securities
   Income Fund ($)
Shares sold                  $    638,701  $   1,099,502   $  1,619,097   $ 2,523,084   $   111,485    $    61,032
Shares issued as
   reinvestments
   of dividends                   373,001        885,529          8,783        11,224         3,020          1,851
Shares redeemed                (5,156,928)   (11,132,819)      (649,317)   (1,083,379)       (4,335)       (26,755)
                             ------------  -------------   ------------   -----------   -----------     ----------
Net increase (decrease)
   in shares outstanding     $ (4,145,226) $  (9,147,788)  $    978,563   $ 1,450,929   $  110,170     $   36,128
                             ============  =============   ============   ===========   ===========    ==========


(5) Custodial Agreement

Investors Fiduciary Trust Company ('IFTC') serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the six months ended December 31, 1997, MagnaCap Fund, High Yield and Government Securities Income Fund received earnings credits of $439, $9,164 and $0, respectively.

                          Pilgrim America MagnaCap Fund

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------

                             COMMON STOCKS: 97.6%

                                                                                                          Market
        Shares                                                                                             Value
        ------                                                                                             -----
                        Automotive: 1.1%
        175,000         Pep Boys                                                                     $    4,178,125
                                                                                                     --------------
                        Banks:  6.1%
         80,000         Bankamerica Corp.                                                                 5,840,000
         98,000         CoreStates Financial Corp.                                                        7,846,125
         37,500         Pacific Century Financial Corp.                                                     928,125
         83,900         UnionBanCal Corp.                                                                 9,019,250
                                                                                                     --------------
                                                                                                         23,633,500
                                                                                                     --------------
                        Capital Goods:  2.5%
        215,000         Parker Hannifin Corp.                                                             9,863,125
                                                                                                     --------------
                        Chemicals:  3.7%
        118,000         Betzdearborn, Inc.                                                                7,205,375
        120,000         DuPont, (E.I.) DeNemours & Co.                                                    7,207,500
                                                                                                     --------------
                                                                                                         14,412,875
                                                                                                     --------------
                        Chemicals-Diversified:  0.7%
         46,600         PPG Industries, Inc.                                                              2,662,025
                                                                                                     --------------
                        Communications:  1.7%
        112,500         Motorola, Inc.                                                                    6,419,531
                                                                                                     --------------
                        Computer Software & Services:  3.8%
        240,000         Automatic Data Processing, Inc.                                                  14,730,000
                                                                                                     --------------
                        Computer Systems:  1.0%
        100,000         Wallace Computer Services                                                         3,887,500
                                                                                                     --------------
                        Drugs:  2.7%
        110,000         Bristol-Myers Squibb Co.                                                         10,408,750
                                                                                                     --------------
                        Drugstores:  2.6%
        175,000         Rite Aid Corp.                                                                   10,270,312
                                                                                                     --------------
                        Energy:  2.5%
        165,700         Elf Aquitane-Sponsored ADR                                                        9,714,163
                                                                                                     --------------
                        Energy Services:  1.7%
        100,000         Helmerich & Payne, Inc.                                                           6,787,500
                                                                                                     --------------
                        Financial:  2.6%
        110,000         Alliance Capital Management L.P.                                                  4,379,375
         60,000         Golden West Financial Corp.                                                       5,868,750
                                                                                                     --------------
                                                                                                         10,248,125
                                                                                                     --------------
                        Food & Beverages:  5.0%
        200,000         Heinz (H.J.) Co.                                                                 10,162,500
        250,000         Pepsico, Inc.                                                                     9,109,375
                                                                                                     --------------
                                                                                                         19,271,875
                                                                                                     --------------

                 See Accompanying Notes to Financial Statements

                          Pilgrim America MagnaCap Fund

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------

                                                                                                          Market
        Shares                                                                                             Value
        ------                                                                                             -----
                        Foods:  1.8%
        125,000         Sara Lee Corp.                                                               $    7,039,062
                                                                                                     --------------
                        Healthcare:  5.4%
        190,000         Abbott Laboratories                                                              12,456,875
        170,000         Hillenbrand Industries                                                            8,701,875
                                                                                                     --------------
                                                                                                         21,158,750
                                                                                                     --------------
                        Industrial:  1.7%
        135,000         Nucor Corp.                                                                       6,522,188
                                                                                                     --------------
                        Insurance:  3.6%
         40,000         Chubb Corp.                                                                       3,025,000
        200,000         UNUM Corp.                                                                       10,875,000
                                                                                                    ---------------
                                                                                                         13,900,000
                                                                                                    ---------------
                        Insurance Life:  3.6%
        275,000         AFLAC, Inc.                                                                      14,059,375
                                                                                                    ---------------
                        Leisure:  2.0%
        250,600         Brunswick Corp.                                                                   7,596,312
                                                                                                    ---------------
                        Machinery & Equipment:  3.0%
        320,000         Dover Corp.                                                                      11,560,000
                                                                                                    ---------------
                        Manufacturing:  2.1%
         52,500         Federal Signal Corp.                                                              1,135,313
        125,000         Lancaster Colony Corp.                                                            7,046,875
                                                                                                     --------------
                                                                                                          8,182,188
                                                                                                     --------------
                        Manufacturing / Electronic:  1.8%
        105,000         Honeywell, Inc.                                                                   7,192,500
                                                                                                     --------------
                        Medical Equipment:  4.4%
        200,000         Baxter International                                                             10,087,500
        137,400         Becton Dickinson & Co.                                                            6,870,000
                                                                                                     --------------
                                                                                                         16,957,500
                                                                                                     --------------
                        Office Products & Services:  3.2%
        136,500         Avery-Dennison Corp.                                                              6,108,375
        100,000         Hewlett Packard                                                                   6,250,000
                                                                                                     --------------
                                                                                                         12,358,375
                                                                                                     --------------
                        Oil & Gas:  0.6%
         30,000         Atlantic Richfield                                                                2,403,750
                                                                                                     --------------
                        Oil Well Equipment & Services:  5.4%
        139,000         Schlumberger Ltd.                                                                11,189,500
        175,000         Tidewater, Inc.                                                                   9,646,875
                                                                                                     --------------
                                                                                                         20,836,375
                                                                                                     --------------
                        Paper & Forest Products:  2.5%
        200,048         Kimberly-Clark Corp.                                                              9,864,867
                                                                                                     --------------

                 See Accompanying Notes to Financial Statements

                          Pilgrim America MagnaCap Fund

-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
-------------------------------------------------------------------------------

                                                                                                          Market
        Shares                                                                                             Value
        ------                                                                                             -----
                        Regional Banks:  2.6%
        112,800         Comerica, Inc.                                                                 $ 10,180,200
                                                                                                       ------------
                        Restaurant:  2.8%
        210,000         McDonalds Corp.                                                                  10,027,500
         25,000         Tricon Global Restaurants, Inc.                                                     726,563
                                                                                                       ------------
                                                                                                         10,754,063
                                                                                                       ------------
                        Retail:  6.6%
        373,800         Heilig-Meyers Co.                                                                 4,485,600
        150,000         Home Depot, Inc.                                                                  8,831,250
         35,000         Nordstrom, Inc.                                                                   2,113,125
        264,000         Wal-Mart Stores, Inc.                                                            10,411,500
                                                                                                       ------------
                                                                                                         25,841,475
                                                                                                       ------------
                        Savings & Loans:  4.4%
        273,000         Charter One Financial, Inc.                                                      17,233,125
                                                                                                       ------------
                        Technology:  1.6%
         70,000         Meritor Automotive, Inc.                                                          1,474,375
         90,000         Rockwell                                                                          4,702,500
                                                                                                       ------------
                                                                                                          6,176,875
                                                                                                       ------------
                        Transportation:  0.8%
        190,000         Arnold Industries, Inc.                                                           3,277,500
                                                                                                       ------------
                           Total Common Stocks (Cost $254,291,539)                                      379,581,886
                                                                                                       ------------
                          SHORT-TERM INVESTMENTS: 2.4%

       Principal                                                                                          Market
        Amount                                                                                             Value
        ------                                                                                             -----
                        Commercial Paper:  2.4%
     $9,450,000         International Lease Commercial Paper, 6.45% due 01/02/98                          9,448,307
                                                                                                       ------------
                           Total Short-Term Investments (Cost $9,448,307)                                 9,448,307
                                                                                                       ------------
                        Total Investments in Securities (Cost $263,739,846)*               100.0%       389,030,193
                        Cash and Other Assets in Excess of Liabilities-Net                   0.0%            82,260
                                                                                           -----       ------------
                           Total Net Assets                                                100.0%      $389,112,453
                                                                                           =====       ============

-----------------------------
* Cost for federal income tax purposes is $263,739,846.  Net unrealized appreciation consists of:
               Gross Unrealized Appreciation                                                           $133,609,865
               Gross Unrealized Depreciation                                                             (8,319,518)
                                                                                                       ------------
                        Net Unrealized Appreciation                                                    $125,290,347
                                                                                                       ============

                 See Accompanying Notes to Financial Statements

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------


                             CORPORATE BONDS: 97.3%

       Principal                                                                                          Market
        Amount                                                                                             Value
        ------                                                                                             -----
                        Airlines:  0.7%
     $1,000,000 (a)     Amtran Inc., 10.500% due 08/01/04                                            $    1,012,500
                                                                                                     --------------
                        Automotive:  3.6%
      2,000,000         CSK Auto, Inc., 11.000% due 11/01/06                                              2,180,000
      2,000,000         Chief Auto Parts, Inc., 10.500% due 05/15/05                                      2,005,000
      1,000,000 (a)     Euramax International PLC, 11.250% due 10/01/06                                   1,090,000
                                                                                                     --------------
                                                                                                          5,275,000
                                                                                                     --------------
                        Broadcasting:  2.1%
      3,000,000 (a)     Salem Communications, 9.500% due 10/01/07                                         3,067,500
                                                                                                     --------------
                        Business Services:  4.3%
      1,000,000 (a)     International Logistics LTD, 9.750% due 10/15/07                                    995,000
      3,000,000 (a)     T/SF Communications, 10.375% due 11/01/07                                         2,992,500
      2,000,000         Unisys Corp., 11.750% due 10/15/04                                                2,280,000
                                                                                                     --------------
                                                                                                          6,267,500
                                                                                                     --------------
                        Chemicals:  2.5%
      1,500,000         Harris Chemical North America, 10.750% due 10/15/03                               1,605,000
      2,000,000 (a)     Sterling Chemical, 11.250% due 04/01/07                                           2,115,000
                                                                                                     --------------
                                                                                                          3,720,000
                                                                                                     --------------
                        Communications:  8.0%
      2,000,000 (a)     CCPR Services, Inc., 10.000% due 02/01/07                                         2,000,000
      2,000,000         Nextlink Communications, 12.500% due 04/15/06                                     2,287,500
      2,000,000 (a)     Paging Network, 10.000% due 10/15/08                                              2,080,000
      2,000,000         Phonetel Tech, 12.000% due 12/15/06                                               2,085,000
      1,500,000 (a)     Price Comm. Wireless Inc., 11.750% due 07/15/07                                   1,627,500
      1,500,000         Sprint Spectrum, 11.000% due 08/15/06                                             1,687,500
                                                                                                     --------------
                                                                                                         11,767,500
                                                                                                     --------------
                        Consumer Products:  1.0%
      1,500,000 (a)     Renaissance Cosmetics, 11.750% due 02/15/04                                       1,475,625
                                                                                                     --------------
                        Financial:  3.5%
      1,500,000         CRIIMI Mae, Inc., 9.125% due 12/01/02                                             1,509,375
      1,500,000 (a)     Dollar Financial Group, 10.875% due 11/15/06                                      1,606,875
      2,000,000 (a)     Emergent Group, 10.750% due 09/15/04                                              2,005,000
                                                                                                     --------------
                                                                                                          5,121,250
                                                                                                     --------------
                        Food Distributors:  3.4%
      3,000,000 (a)     Di Giorgio Corp., 10.000% due 06/15/07                                            2,947,500
      2,000,000 (a)     Richmont Marketing Specialist, 10.125% due 12/15/07                               2,035,000
                                                                                                     --------------
                                                                                                          4,982,500
                                                                                                     --------------
                        Foods:  2.1%
      1,000,000 (a)     Cuddy International Corp., 10.750% due 12/01/07                                   1,010,000
      2,000,000 (a)     Imperial Holly Corp., 9.75% due 12/15/07                                          2,012,500
                                                                                                     --------------
                                                                                                          3,022,500
                                                                                                     --------------

                 See Accompanying Notes to Financial Statements
                                       31

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

       Principal                                                                                          Market
        Amount                                                                                             Value
        ------                                                                                             -----
                        Gaming:  15.6%
     $2,000,000 (a)     Alliance Gaming Corp., 10.000% due 08/01/07                                  $    2,015,000
      2,000,000         Casino America, 12.500% due 08/01/03                                              2,170,000
      3,000,000 (a)     Fitzgeralds Gaming Corp., 12.250% due 12/15/04                                    3,030,000
      3,000,000 (a)     Isle of Capri/Cap Corp., 13.000% due 08/31/04                                     3,041,250
      1,500,000 (a)     Players International, 10.875% due 04/15/05                                       1,620,000
      2,000,000 (a)     Riviera Holdings Corp., 10.000% due 08/15/04                                      1,990,000
      3,000,000         Station Casinos, 10.125% due 03/15/06                                             3,165,000
      1,000,000         Trump Atlantic City, 11.250% due 05/01/06                                           982,500
      3,000,000 (a)     Trump Atlantic II, 11.250% due 05/01/06                                           2,910,000
      2,000,000 (a)     Venetian Casino, 12.250% due 11/15/04                                             2,010,000
                                                                                                     --------------
                                                                                                         22,933,750
                                                                                                     --------------
                        Health Care:  1.0%
      1,500,000         Alliance Imaging, 9.625% due 12/15/05                                             1,526,250
                                                                                                     --------------
                        Leisure:  2.4%
      2,000,000 (a)     Bally Total Fitness Holding, 9.875% due 10/15/07                                  2,020,000
      1,500,000 (a)     Town Sports International, 9.750% due 10/15/04                                    1,515,000
                                                                                                     --------------
                                                                                                          3,535,000
                                                                                                     --------------
                        Machinery & Equipment:  1.1%
      1,500,000 (a)     GSI Group Inc., 10.250% due 11/01/07                                              1,528,125
                                                                                                     --------------
                        Manufacturing:  3.5%
      2,000,000 (a)     Jordan Industries Inc., 10.375% due 08/01/07                                      2,040,000
      3,000,000 (a)     RBX Corp., 12.000% due 01/15/03                                                   3,075,000
                                                                                                     --------------
                                                                                                          5,115,000
                                                                                                     --------------
                        Manufacturing/Electronic:  2.9%
      2,000,000 (a)     Jordan Telecom Products, 9.875% due 08/01/07                                      2,050,000
      1,500,000         Motors and Gears, Inc., 10.750% due 11/15/06                                      1,597,500
        500,000 (a)     Motors and Gears, Inc., 10.750% due 11/15/06                                        532,500
                                                                                                     --------------
                                                                                                          4,180,000
                                                                                                     --------------
                        Media & Entertainment:  14.1%
      3,000,000 (a)     Adelphia Communications, 9.250% due 10/01/02                                      3,067,500
      3,000,000 (a)     Echostar DBS Corp., 12.500% due 07/01/02                                          3,277,500
      2,000,000 (a)     Fox Kids Worldwide Inc., 9.250% due 11/01/07                                      1,940,000
      2,000,000         FrontierVision, 11.000% due 10/15/06                                              2,230,000
      2,000,000         Galaxy Telecom, 12.375% due 10/01/05                                              2,205,000
      2,000,000 (a)     James Cable Partners-LP, 10.750% due 08/15/04                                     2,115,000
      1,000,000 (a)     Northland Cable, 10.250% due 11/15/07                                             1,056,250
      1,500,000         Rifkin Acquisition, 11.125% due 01/15/06                                          1,648,125
      3,000,000         Star Choice Communications, 13.000% due 12/15/05                                  3,097,500
                                                                                                     --------------
                                                                                                         20,636,875
                                                                                                     --------------
                        Metals & Minerals:  1.9%
      1,000,000         Haynes International, Inc., 11.625% due 09/01/04                                  1,153,750
      1,500,000 (a)     Kaiser Aluminum & Chemical Co., 10.875% due 10/15/06                              1,635,000
                                                                                                     --------------
                                                                                                          2,788,750
                                                                                                     --------------

                 See Accompanying Notes to Financial Statements
                                       32

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

       Principal                                                                                          Market
        Amount                                                                                             Value
        ------                                                                                             -----
                        Mining Equipment:  0.7%
     $1,000,000 (a)     Continental Global Group, 11.000% due 04/01/07                                 $  1,070,000
                                                                                                       ------------
                        Oil & Gas:  5.4%
      2,000,000 (a)     Magnum Hunter Re, 10.000% due 06/01/07                                            2,045,000
      3,000,000         Petroleum Heat & Power, 12.250% due 02/01/05                                      2,985,000
      3,000,000 (a)     Transamerican Energy, 11.500% due 06/15/02                                        2,947,500
                                                                                                       ------------
                                                                                                          7,977,500
                                                                                                       ------------
                        Paper & Forest Products:  0.7%
      1,000,000         Ainsworth Lumber, 12.500% due 07/15/07                                            1,012,500
                                                                                                       ------------
                        Publishing:  1.4%
      2,000,000 (a)     American Lawyer Media, 9.750% due 12/15/07                                        2,035,000
                                                                                                       ------------
                        Restaurants:  0.7%
      1,000,000 (a)     AFC Enterprises, 10.250% due 05/15/07                                             1,057,500
                                                                                                       ------------
                        Retail:  6.8%
      2,000,000         Commemorative Brands, 11.000% due 01/15/07                                        2,005,000
      3,000,000 (a)     Mrs. Field's Original, 10.125% due 12/01/04                                       3,022,500
      2,000,000 (a)     Tuesday Morning, 11.000% due 12/15/07                                             2,000,000
      3,000,000 (a)     United Auto Group, 11.000% due 07/15/07                                           2,940,000
                                                                                                       ------------
                                                                                                          9,967,500
                                                                                                       ------------
                        Shipping:  3.4%
      3,000,000 (a)     Equimar Shipholdings LTD., 9.875% due 07/01/07                                    2,842,500
      2,000,000 (a)     Navigator Gas Transport, 10.500% due 06/30/07                                     2,135,000
                                                                                                       ------------
                                                                                                          4,977,500
                                                                                                       ------------
                        Supermarkets:  1.4%
      2,000,000 (a)     Jitney-Jungle Stores, 10.375% due 09/15/07                                        2,075,000
                                                                                                       ------------
                        Textile:  2.1%
      3,000,000 (a)     Anvil Knitwear, 10.875% due 03/15/07                                              3,082,500
                                                                                                       ------------
                        Utilities:  1.0%
      1,500,000         Panda Global Energy, 12.500% due 04/15/04                                         1,395,000
                                                                                                       ------------
                           Total Corporate Bonds (Cost $139,367,896)                                    142,605,625
                                                                                                       ------------

                        Total Investments in Securities (Cost $139,367,896)*                97.3%       142,605,625
                        Cash and Other Assets in Excess of Liabilities-Net                   2.7%         4,016,266
                                                                                           ------      ------------
                           Total Net Assets                                                100.0%      $146,621,891
                                                                                           ======      ============

-----------------------------
(a) Issues designated 144A.

* Cost for federal income tax purposes is $139,367,896.  Net unrealized appreciation consists of:
               Gross Unrealized Appreciation                                                           $  3,488,644
               Gross Unrealized Depreciation                                                               (250,915)
                                                                                                       ------------
                        Net Unrealized Appreciation                                                    $  3,237,729
                                                                                                       ============

                 See Accompanying Notes to Financial Statements
                                       33

                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        U.S. GOVERNMENT SECURITIES: 97.8%

     Principal                                                                                             Market
      Amount                                                                 Rate     Maturity              Value
      ------                                                                 ----     --------              -----
                 Federal Home Loan Mortgage Corporation:  18.2%
    $3,205,000   Federal Home Loan Mortgage Corporation                    7.010%       2007           $  3,288,618
       250,869   Federal Home Loan Mortgage Corporation                    8.500%       2017                264,504
       167,319   Federal Home Loan Mortgage Corporation                    9.000%       2006                172,966
       369,409   Federal Home Loan Mortgage Corporation                    9.500%   2005 to 2014            389,960
        92,502   Federal Home Loan Mortgage Corporation                    9.905%       2020                 99,156
       148,360   Federal Home Loan Mortgage Corporation                   10.500%       2013                163,146
       701,446   Federal Home Loan Mortgage Corporation                   12.250%       2015                809,068
        82,425   Federal Home Loan Mortgage Corporation-Gold               9.000%       2021                 87,793
                                                                                                       ------------
                                                                                                          5,275,211
                                                                                                       ------------
                 Federal National Mortgage Association:  38.8%
     1,135,396   Federal National Mortgage Association                     7.900%       2022              1,248,936
       674,812   Federal National Mortgage Association                     8.000%       2023                698,788
       991,372   Federal National Mortgage Association                     8.500%   2017 to 2021          1,039,283
       279,072   Federal National Mortgage Association                     9.000%       2017                296,687
       907,648   Federal National Mortgage Association                     9.250%   2009 to 2016            967,888
       116,623   Federal National Mortgage Association                     9.750%       2008                124,750
       281,570   Federal National Mortgage Association                    10.000%   2007 to 2012            302,174
       810,611   Federal National Mortgage Association                    11.000%       2017                916,850
     1,275,982   Federal National Mortgage Association                    11.250%       2016              1,467,379
       340,989   Federal National Mortgage Association                    11.500%       2014                389,873
       111,774   Federal National Mortgage Association                    12.000%       2007                125,302
       586,532   Federal National Mortgage Association                    12.500%   2007 to 2013            675,541
     1,399,324   Federal National Mortgage Association                    13.000%       2014              1,644,495
     1,125,770   Federal National Mortgage Association                    13.500%   2007 to 2017          1,341,784
                                                                                                       ------------
                                                                                                         11,239,730
                                                                                                       ------------
                 Government National Mortgage Association:  33.5%
       789,828   Government National Mortgage Association                  7.500%       2015                809,518
     2,975,170   Government National Mortgage Association                  8.000%   2014 to 2024          3,160,122
     1,289,615   Government National Mortgage Association                  9.000%   2013 to 2017          1,392,900
       670,513   Government National Mortgage Association                  9.250%   2016 to 2021            721,502
       632,697   Government National Mortgage Association                  9.500%       2015                683,070
       454,553   Government National Mortgage Association                 10.500%   2013 to 2021            508,342
        64,573   Government National Mortgage Association                 11.000%       2016                 73,306
       132,043   Government National Mortgage Association                 11.750%       2015                150,415
     1,662,201   Government National Mortgage Association                 12.000%   2013 to 2015          1,945,362
       207,419   Government National Mortgage Association-
                    Mobile Home D                                         11.250%       2011                234,383
                                                                                                       ------------
                                                                                                          9,678,920
                                                                                                       ------------
                 U.S. Treasury Securities:  7.3%
     2,000,000   U.S. Treasury Bonds                                       6.375%       2027              2,109,380
                                                                                                       ------------

                    Total U.S. Government Securities (Cost $27,740,840)                                  28,303,241
                                                                                                       ------------

                 See Accompanying Notes to Financial Statements
                                       34

                    Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------


                          SHORT-TERM INVESTMENTS: 2.7%

      Principal
       Amount                                                                                              Value
       ------                                                                                              -----
                 Repurchase Agreements:  2.7%
      $790,000   Merrill Lynch Repurchase Agreement, 5.50% due 01/02/98
                 (Collateralized by $750,000 U.S. Treasury Bonds, 8.000%
                 due 05/15/01)                                                                          $   790,000
                                                                                                        -----------
                    Total Short-Term Investments (Cost $790,000)                                            790,000
                                                                                                        -----------

                 Total Investments in Securities (Cost $28,530,840)*                   100.5%            29,093,241
                 Liabilities in Excess of Cash and Other Assets--Net                    (0.5)%             (143,896)
                                                                                       ------           -----------
                    Total Net Assets                                                   100.0%           $28,949,345
                                                                                       ======           ===========

-----------------------------
* Cost for federal income tax purposes is $28,530,840. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                                                                 $   566,570
          Gross Unrealized Depreciation                                                                      (4,169)
                                                                                                        -----------
          Net Unrealized Appreciation                                                                   $   562,401
                                                                                                        -----------

                 See Accompanying Notes to Financial Statements

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






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






                     (This page intentionally left blank.)

                                PILGRIM AMERICA
                                     FUNDS

                               INVESTMENT MANAGER

                       Pilgrim America Investments, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004


                                  DISTRIBUTOR

                        Pilgrim America Securities, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-334-3444


                          SHAREHOLDER SERVICING AGENT

                          Pilgrim America Group, Inc.
                             Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 1-800-331-1080


                                 TRANSFER AGENT

                       Investors Fiduciary Trust Company
                             c/o OST Systems, Inc.
                                 P0. Box 419541
                           Kansas City, Missouri 64141


                                   CUSTODIAN

                       Investors Fiduciary Trust Company
                              127 West 10th Street
                                   l4th Floor
                          Kansas City, Missouri 64105


                                 LEGAL COUNSEL

                             Decheit Price & Rhoads
                              1775 Eye Street, N.W.
                           Washington, D.C. 20006-2401


                              INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


          Two Renaissance Square, 40 North Central Avenue, Suite 1200,
                             Phoenix, Arizona 85004
                                 1-800-331-1080

                             Pilgrim America Funds

                             Pilgrim America Funds

                            Pilgrim America Masters
                            Asia-Pacific Equity Fund

                                Pilgrim America
                              Bank and Thrift Fund

                            Pilgrim America Masters
                               MidCap Value Fund

                            Pilgrim America Masters
                              LargeCap Value Fund

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                               Pilgrim Government
                             Securities Income Fund

                                Pilgrim America
                                Prime Rate Trust


                                 Pilgrim America
                                     Funds

  'Our goal is for every investor to have a successful investment experience.'


Prospectuses containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

22-SS-020198 022898